Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)

Fremont General Corporation	Case Number:	8:08-bk-13421

	Operating Report Number:	6

Debtor	For the Month Ending:	November 30, 2008
I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT — MASTER DEMAND ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS (1)		7,861,544

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		7,856,573

3. BEGINNING BALANCE:		4,971

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing	—

Accounts Receivable — Pre-filing	—

General Sales	—

Other (Specify) Transfers from Money Market Acct	1,924,000

Other (Specify) State Tax Refunds for Subsidiary	350

TOTAL RECEIPTS THIS PERIOD:		1,924,350

5. BALANCE:		1,929,321

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD

Transfers to Other DIP Accounts (from page 2)		—

Disbursements (from page 2)		1,907,543

7. ENDING BALANCE:		21,779

8. General Account Number(s):	Well Fargo # xxxxxx1638 (2)

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking

	350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes

(1)	Receipts reflected in Master Demand Account include collections prior to the petition date.

(2)	Where indicated by an “x” throughout the MOR, the applicable digit has been hidden to prevent theft or other unauthorized access to the account. The information will be available to parties in interest upon reasonable request.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transferred	Disbursed	Amount
11/5/2008	wire	Robert Shackleton	Director fees		$5,833	$5,833
11/5/2008	wire	John Charles Loring	Director fees		5,833	5,833
11/5/2008	wire	Barney Northcote	Director fees		5,833	5,833
11/5/2008	wire	David S. Depillo	Director fees		5,833	5,833
11/5/2008	wire	Mark Schaffer	Director fees		5,833	5,833

11/5/2008	6000000369	ADP Pleasanton National Service Center Inc.	A/P vendor payments		12	12
11/5/2008	6000000370	Iron Mountain Records Mgmt Inc	A/P vendor payments		1,444	1,444
11/5/2008	6000000371	LA Fine Arts	A/P vendor payments		330	330
11/5/2008	6000000373	Secretary of State	Filing fee		25	25
11/5/2008	6000000374	Stephen H. Gordon	Director fees		5,833	5,833
11/5/2008	6000000375	West Payment Center	A/P vendor payments		7,228	7,228
11/5/2008	6000000376	Assi Security	A/P vendor payments		333	333
11/12/2008	wire	Stutman, Treister, and Glatt PC	Professional fees		435,006	435,006
11/12/2008	wire	FTI Consulting	Professional fees		583,672	583,672
11/12/2008	wire	Patton Boggs LLP	Professional fees		636,228	636,228
11/12/2008	6000000377	Merrill Lynch Pierce Fenner and Smith Inc.	Trustee Fee for SERP / EBP		7,000	7,000
11/19/2008	wire	Bowne of Los Angeles Inc	A/P vendor payments		275	275
11/19/2008	wire	Klee, Tuchin, Bogdanoff & Stern LLP	Professional fees		112,769	112,769
11/19/2008	6000000378	LA Fine Arts	A/P vendor payments		330	330
11/19/2008	6000000379	US Trustee	US Trustee Quarterly fee		4,875	4,875
11/19/2008	6000000380	West Payment Center	A/P vendor payments		1,821	1,821
11/20/2008	wire	Wells Fargo	Client Analysis Service Charge		2,788	2,788
11/26/2008	wire	John Charles Loring	Travel Expense Reimbursement		711	711
11/26/2008	wire	Kurtzman Carson Consultants	Professional fees		22,540	22,540
11/26/2008	wire	Weiland, Golden, Smiley, Wang, Ekvall, and Strok LLP	Professional fees		55,156	55,156
						—

			TOTAL DISBURSEMENTS THIS PERIOD:	$—	$1,907,543	$1,907,543

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	11/30/2008	Balance on Statement:	$22,120

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			$—

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

6000000368	10/30/2008	341

TOTAL OUTSTANDING CHECKS:			$341

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$21,779

I. CASH RECEIPTS AND DISBURSEMENTS
B. (COMMERCIAL MONEY MARKET ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR REPORTS	31,699,700

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR REPORTS	951,123

3. BEGINNING BALANCE:	30,748,577

4. RECEIPTS DURING CURRENT PERIOD:
Transferred from General Account

Transferred from Overnight Investment Account

Interest Income	7,278

TOTAL RECEIPTS THIS PERIOD:	7,278

5. BALANCE:	30,755,855

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD

Transfers to Other DIP Accounts (from page 5)	1,924,000

Disbursements (from page 5)	1,819

7. ENDING BALANCE:	28,830,035

8. COMMERCIAL MONEY MARKET ACCOUNT Number(s):	xxxxxx8097

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking

350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

TOTAL DISBURSEMENTS FROM COMMERCIAL MONEY MARKET ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee	Purpose	Transferred	Disbursed	Amount

11/5/2008	wire	Fremont General Corporation	Bank account transfer	$45,000		$45,000
11/12/2008	wire	Fremont General Corporation	Bank account transfer	1,661,000		1,661,000
11/19/2008	wire	Fremont General Corporation	Bank account transfer	120,000		120,000
11/20/2008	wire	Wells Fargo	Client Analysis Service Charge		1,819	1,819
11/26/2008	wire	Fremont General Corporation	Bank account transfer	98,000		98,000

			TOTAL DISBURSEMENTS THIS PERIOD:	$1,924,000	$1,819	$1,925,819

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COMMERCIAL MONEY MARKET ACCOUNT
BANK RECONCILIATION

Bank statement Date:	11/30/2008	Balance on Statement:	$28,830,035

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$28,830,035

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

	Frequency of Payments		Post-Petition payments
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	not made (Number)	Total Due

—	—	—	—	—

			TOTAL DUE:	—

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:	November 2008
		Gross Sales Subject to Sales Tax:	—

		Total Wages Paid:	—

		Total Post-Petition		Date Delinquent
		Amounts Owing	Amount Delinquent	Amount Due

	Federal Withholding	—	—	N/A
	State Withholding	—	—	N/A
	FICA- Employer’s Share	—	—	N/A
	FICA- Employee’s Share	—	—	N/A
	Federal Unemployment	—	—	N/A
	Sales and Use	—	—	N/A
	Real Property	—	—	N/A
Other:

	TOTAL:	—	—

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:	11/30/2008
	(Provide a copy of monthly account statements for each of the below)

	General Account:		21,779

	Money Market Account:		28,830,035

	Payroll Account:	(1)	N/A

Other Accounts:

Other Monies:

	Petty Cash (from below):		—

TOTAL CASH AVAILABLE:				28,851,814

Petty Cash Transactions:
Date	Purpose		Amount

TOTAL PETTY CASH TRANSACTIONS:			N/A	—

(1)	The Debtor’s payroll account has been closed.

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	—	—	—
31 - 60 days	2,355	—	—
61 - 90 days	15,000		—
91 - 120 days	—		—
Over 120 days	6,273	124,100

TOTAL:	23,628	124,100	—

V. INSURANCE COVERAGE

			Policy Expiration	Premium Paid
Name of Carrier	Insurance Type	Amount of Coverage	Date	Through (Date)
XL Specialty	Directors & Officers	15,000,000	1/01/08-1/01/09	1/1/09
Continental Casualty	Excess D&O	15,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess D&O	15,000,000	1/01/08-1/01/09	1/1/09
RSUI Indemnity	Excess D&O	15,000,000	1/01/08-1/01/09	1/1/09
Allied World Natl	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Liberty Mutual	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Navigators Ins.	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Westchester Surplus	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Platte River	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Scottsdale Ins.	Excess D&O	5,000,000	1/01/08-1/01/09	1/1/09
XL Specialty	Run-off D&O	20,000,000	1/01/07-1/01/14	1/1/14
Continental Casualty	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
RSUI Indemnity	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
New Mkts Undrwrtr	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Platte River	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
St. Paul Mercury	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Liberty Mutual	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Columbia Casualty	Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
XL Specialty	Excess Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
Navigators Ins.	Excess Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
Allied World Natl	Excess Fiduciary Liability	5,000,000	1/01/08-1/01/09	1/1/09
Westchester Surplus	Excess Fiduciary Liability	5,000,000	1/01/08-1/01/09	1/1/09
XL Specialty	Run-off Fiduciary	15,000,000	1/01/07-1/01/14	1/1/14
Capital Indemnity	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Houston Casualty	Run-off Fiduciary	5,000,000	1/01/07-1/01/14	1/1/14
National Union Fire	Crime Coverage	10,000,000	1/01/08-1/01/09	1/1/09
Zurich American	Excess Crime Coverage	20,000,000	1/01/08-1/01/09	1/1/09
Continental Ins.	Excess Crime Coverage	30,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Errors & Omissions	5,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess E&O	5,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Commercial Automobile	1,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Group Personal Umbrella	500,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Commercial Excess and Umbrella	15,000,000	1/01/08-1/01/09	1/1/09
Great American	Excess Umbrella	35,000,000	1/01/08-1/01/09	1/1/09
Fireman’s Fund	Excess Umbrella	25,000,000	1/01/08-1/01/09	1/1/09
American Guarantee	Excess Umbrella	15,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Commercial Package	43,351,906	1/01/08-1/01/09	1/1/09
Crum & Forster	Workers Compensation	1,000,000	1/01/08-1/01/09	1/1/09

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending	Total Disbursements				Quarterly Fees Still
(Date)	(during Quarter)	Quarterly Fees	Date Paid	Amount Paid	Owing
June 30, 2008	0	325	22-Aug-2008	325	—
June 30, 2008	0	1	1-Oct-2008	1	—
September 30, 2008	851,493	4,875	19-Nov-2008	4,875	—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—

		5,201		5,201	—

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order Authorizing		Gross Compensation
Name of Insider	Compensation	Authorized Gross Compensation	Paid During the Month

No compensation disbursements made to insiders during the period.

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order Authorizing		Amount Paid During the
Name of Insider	Compensation	Description	Month
Robert Shackleton	9/29/09	Director fees	5,833
Mark Schaffer	9/29/09	Director fees	5,833
John Charles Loring	9/29/09	Director fees / Travel Expense Reimbursement	6,544
Barney Northcote	9/29/09	Director fees	5,833
David S. Depillo	9/29/09	Director fees	5,833
Stephen H. Gordon	9/29/09	Director fees	5,833

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
	11/30/2008	6/19/08-11/30/08
Sales/Revenue:

Net Sales/Revenue	$—	$—

Cost of Goods Sold:

Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—

Other Operating Income (Itemize)	—	—

Operating Expenses:

Payroll — Insiders	—	—

Compensation— regular (intercompany allocation)	106,847	953,029

Compensation— group insurance	—	—

Compensation— 401(k)/ESOP/Incentive	624	(1,727,949)

Occupancy	1,241	492,317

Payroll Taxes	—	—

Other Taxes (Itemize)	—	—

Information systems	3,075	17,736

Advertising and promotion	—	23,635

Telecom	—	2,932

Travel	711	711

Printing and supplies	—	13,003

Postage		(29,156)

All other	41,431	196,000

Depreciation and Amortization	2,239	12,288

Rent Expense — Real Property	—	—

Lease Expense — Personal Property	—	—

Insurance	204,785	839,937

Miscellaneous Operating Expenses (Itemize)	—	—

Total Operating Expenses	360,953	794,483

Net Gain/(Loss) from Operations	(360,953)	(794,483)

Non-Operating Income:
Interest Income	7,311	194,569

Net Gain on Sale of Assets (Itemize)	—	—

Other — Equity in Earnings of Subsidiaries	(2,464,448)	126,067,943

Other (Itemize) — SERP	—	(75,276)

Total Non-Operating income	(2,457,137)	126,187,236

Non-Operating Expenses:
Interest Expense (1)	23,914	129,136

Legal and Professional (Itemize) (2)	701,223	4,374,749

Other (Itemize)	—	—

Total Non-Operating Expenses	725,137	4,503,885

NET INCOME/(LOSS)	$(3,543,227)	$120,888,868

Notes:

(1)	Represents amortization of capitalized debt issuance costs.

(2)	Represents professional fee accruals (estimates) by the Debtor for financial statement (GAAP) purposes.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS

Current Assets:

Unrestricted Cash	$28,851,814

Accounts Receivable	124,100

Intercompany Receivable	2,613,822

Prepaid Expenses	3,267,891

Other (Itemize) — SERP / EBP Accounts & Other Benefit Accounts	11,713,470

Other (Itemize) — Investment — FG Financing	3,092,777

Total Current Assets		49,663,874

Property, Plant, and Equipment	287,014

Accumulated Depreciation/Depletion	(112,763)

Net Property, Plant, and Equipment		174,251

Other Assets (Net of Amortization):

Other (Itemize) — GSOP Merrill Lynch Acct. xxx-37M01	14,862

Investment in Subsidiary	410,650,968

Total Other Assets		410,665,830

TOTAL ASSETS		$460,503,955

LIABILITIES

Post-petition Liabilities:

Accounts Payable	23,628

Accruals (1)	3,677,610

Taxes Payable	—

Professional fees	—

Accrued Interest Payable	—

Other	804,794

Total Post-petition Liabilities		4,506,032

Pre-petition Liabilities / Liabilities Subject to Compromise:

Priority Liabilities	—

Unsecured Liabilities (1)	356,428,682

Total Pre-petition Liabilities		356,428,682

TOTAL LIABILITIES		360,934,714

EQUITY:
Pre-petition Owners’ Equity	(31,557,353)

Post-petition Profit/(Loss)	120,888,868

Direct Charges to Equity	10,237,726

TOTAL EQUITY		99,569,241

TOTAL LIABILITIES & EQUITY		$460,503,955

Notes:

(1)	Includes accruals (estimates) by the Debtor for financial statement presentation (GAAP) purposes.

XI. QUESTIONNAIRE

	No	Yes
1. Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	X

	No	Yes
2. Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:
X

3. State what progress was made during the reporting period toward filing a plan of reorganization.
There is currently no update on the Debtor’s plan of reorganization.

4. Describe potential future developments which may have a significant impact on the case:
None

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

None	No	Yes

6. Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	X

I,	Thea Stuedli, Chief Financial Officer of Fremont General Corporation declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.